SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                    May 21, 2004
                                                             -------------------


                              POSITRON CORPORATION

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             (Exact Name of Registrant as Specified in Its Charter)


          Texas                      000-24092                   76-0083622
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(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)


1304 Langham Creek Drive, Suite 300, Houston, Texas                77084
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    (Address of Principal Executive Offices)                    (Zip Code)


                                 (281) 492-7100
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 27, 2004, Positron Corporation ("Positron") issued a press release announcing that it had entered into a series of agreements with IMAGIN
Diagnostic Centres, Inc. ("IMAGIN") pursuant to which IMAGIN has agreed to provide over the next seven months an aggregate financing to Positron of $2 million. When the financing is completed and if all conversion rights are exercised, IMAGIN will control approximately one-half of Positron's common stock. In the first stage of the financing, IMAGIN has agreed to purchase an aggregate of $700,000 face amount of Positron's 10% convertible secured notes, $400,000 of which were purchased on May 27, 2004. The notes are due May 21, 2006.

Pursuant to the terms of the agreements, Positron has granted to IMAGIN a security interest in all of its assets to secure the payment of the notes. The notes are initially convertible into a new Series C Preferred Stock that in turn is convertible into an aggregate of 35,000,000 million shares of Positron's common stock.

IMAGIN also agreed, in a second stage of the financing, to purchase an aggregate of $1.3 million of Positron's 10% secured convertible notes. IMAGIN has agreed to purchase the notes over a six and a half month period, commencing July 15, 2004. The notes are initially convertible into a new Series D Preferred Stock that, in turn, is convertible into 55,000,000 shares of the company's common stock.

Full convertibility of the Series C and Series D Preferred shares into Positron's common stock will require an amendment to Positron's Articles of Incorporation which must be approved by Positron's shareholders. Positron has agreed to promptly seek such approval.

In connection with the financing, IMAGIN has entered into an additional agreement to purchase an aggregate of 10 PET scanners at a purchase price of $1.3 million each. IMAGIN's obligations to purchase these scanners are subject to obtaining all necessary Canadian regulatory approvals for the importation into and use of the equipment in Canada. The purchase is also subject to IMAGIN obtaining the necessary financing. There is no certainty that the necessary regulatory approvals can or will be obtained or that IMAGIN will be able to obtain the necessary financing.

Also in connection with the transaction, Patrick G. Rooney, Chairman and CEO of Cipher Holding Corporation and Jack McConnaughy, Chairman and CEO of JEMC Corporation, a private investment firm and former Chairman and CEO of Peabody International Corporation, will be joining Positron's board of directors.
Positron has agreed to pay a $200,000 fee to IMAGIN upon completion of the financing.

Safe Harbor Statement
---------------------

Statements contained in the exhibits to this report that state Positron's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Exchange Act. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

          Exhibit 4.1    Statement of Designation Establishing Series C Preferred Stock
                         of Positron Corporation dated May 21, 2004

          Exhibit 4.2    Statement of Designation Establishing Series D Preferred Stock
                         of Positron Corporation dated May 21, 2004

          Exhibit 10.1   Note Purchase Agreement dated May 21, 2004 between Positron and IMAGIN Diagnostic Centres, Inc.

          Exhibit 10.2   Secured Convertible Promissory Note dated May 21, 2004 in the principal amount of $400,000

          Exhibit 10.3 Form Secured Convertible Promissory Note in the principal amount of $300,000

                         Security Agreement dated May 21, 2004 between Positron and
          Exhibit 10.4   IMAGIN Diagnostic Centres, Inc. (entered into in connection with Note Purchase Agreement)

          Exhibit 10.5   Loan Agreement dated May 21, 2004 between Positron and
                         IMAGIN Diagnostic Centres, Inc.

          Exhibit 10.6   Form Secured Convertible Promissory Note

          Exhibit 10.7   Security Agreement dated May 21, 2004 between Positron and
                         IMAGIN Diagnostic Centres, Inc. (entered into in connection with Loan Agreement)

          Exhibit 10.8   Voting Agreement dated May 21, 2004 between Positron and
                         IMAGIN Diagnostic Centres, Inc.

          Exhibit 10.9   Registration Rights Agreement dated May 21, 2004 between
                         Positron and IMAGIN Diagnostic Centres, Inc.

          Exhibit 10.10  Equipment Purchase Agreement dated May 21, 2004 between
                         Positron and IMAGIN Diagnostic Centres, Inc.

          Exhibit 99.1   Press Release dated May 27, 2004, entitled "Positron
                         Corporation Completes Phase I of a Financing and Strategic
                         Alliance with IMAGIN Diagnostic Centres, Inc. of Canada."

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                           POSITRON CORPORATION

Date: June 3, 2004                         By:/s/ Gary H. Brooks
                                              --------------------------------
                                              Gary H. Brooks
                                              Chairman, CEO and CFO

                                      EXHIBIT INDEX


Exhibit No.  Description                                                         Page No.
-----------  ------------------------------------------------------------------  --------

4.1          Statement of Designation Establishing Series C Preferred Stock of      4.1-1
             Positron Corporation dated May 21, 2004

4.2          Statement of Designation Establishing Series D Preferred Stock of      4.2-1
             Positron Corporation dated May 21, 2004

10.1         Note Purchase Agreement dated May 21, 2004 between Positron           10.1-1
             and IMAGIN Diagnostic Centres, Inc.

10.2         Secured Convertible Promissory Note dated May 21, 2004 in the         10.2-1
             principal amount of $400,000

10.3         Form Secured Convertible Promissory Note in the principal             10.3-1
             amount of $300,000

10.4         Security Agreement dated May 21, 2004 between Positron and
             IMAGIN Diagnostic Centres, Inc. (entered into in connection with      10.4-1
             Note Purchase Agreement)

10.5         Loan Agreement dated May 21, 2004 between Positron and                10.5-1
             IMAGIN Diagnostic Centres, Inc.

10.6         Form Secured Convertible Promissory Note                              10.6-1

10.7         Security Agreement dated May 21, 2004 between Positron and            10.7-1
             IMAGIN Diagnostic Centres, Inc. (entered into in connection with
             Loan Agreement)

10.8         Voting Agreement dated May 21, 2004 between Positron and              10.8-1
             IMAGIN Diagnostic Centres, Inc.

10.9         Registration Rights Agreement dated May 21, 2004 between              10.9-1
             Positron and IMAGIN Diagnostic Centres, Inc.

10.10        Equipment Purchase Agreement dated May 21, 2004 between              10.10-1
             Positron and IMAGIN Diagnostic Centres, Inc.

99.1         Press Release dated May 27, 2004, entitled "Positron Corporation      99.1-1
             Completes Phase I of a Financing and Strategic Alliance with
             IMAGIN Diagnostic Centres, Inc. of Canada."


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